TEMPLETON VARIABLE
PRODUCTS SERIES FUND

STATEMENT OF
ADDITIONAL INFORMATION                                 [FRANKLIN TEMPLETON LOGO]
                                                      500 EAST BROWARD BOULEVARD
MAY 1, 1998                                  FORT LAUDERDALE, FLORIDA 33394-3091
--------------------------------------------------------------------------------


TABLE OF CONTENTS                         PAGE
Introduction............................     1
Investment Objectives and Policies......     2
Investment Restrictions.................    13
Officers and Trustees...................    15
Investment Management and Other
  Services..............................    20
Brokerage Allocation....................    22
Summary of Code of Ethics...............    24
Purchase, Redemption and Pricing of
  Shares................................    24
Redemptions in Kind.....................    26
Class 2 Distribution Plan...............    26
Tax Status..............................    26
Description of Shares...................    29
Performance Information.................    29
Financial Statements....................    31

INTRODUCTION Templeton Variable Products Series Fund (the "Trust") was organized as a Massachusetts business trust on February 25, 1988 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust currently has ten diversified series of Shares:
Templeton Money Market ("Money Market") Fund, Templeton Bond ("Bond") Fund, Templeton Stock ("Stock") Fund, Templeton Asset Allocation ("Asset Allocation") Fund, Templeton Developing Markets ("Developing Markets") Fund, Franklin Growth Investments ("Growth") Fund, Mutual Discovery Investments ("Mutual Discovery") Fund, Mutual Shares Investments ("Mutual Shares") Fund, Franklin Small Cap Investments Fund ("Small Cap") and Templeton International ("International") Fund (collectively, the "Funds"). Each Fund, except the Money Market Fund, has two classes of shares, Class 1 and Class 2. All shares of the Funds are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and variable life insurance contracts. Not all of the Funds or Classes are available as an investment vehicle for all contracts. Please refer to the contract prospectus for information concerning the availability of each class of each Fund.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO, AND IN MORE DETAIL THAN SET FORTH IN, THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE THE PROSPECTIVE INVESTOR WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND THE FUNDS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND AND CLASS IN WHICH YOU MAY BE INTERESTED.


   MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
   - ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
  - ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
     BANK;
   - ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
     PRINCIPAL.


                                        1

PAGE

INVESTMENT OBJECTIVES AND POLICIES
---------------------------------------------------------

INVESTMENT POLICIES. The investment objective and policies of each Fund are described in each Fund's Prospectus under the heading "Investment Objective and Policies."

CONVERTIBLE SECURITIES. Certain Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Similar to a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The convertible debt obligations in which the Funds may invest are subject to the same rating criteria and investment policies as the Funds' investments in debt obligations. The issuer of a convertible security may be important in determining the security's market value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

Unlike convertible debt obligations, however, convertible preferred stocks are equity securities. As with common stocks, preferred stocks are subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes. For these reasons, convertible preferred stocks are treated as preferred stocks for the Funds' financial reporting, credit rating, and investment limitation purposes.

DEBT SECURITIES. Each Fund may invest in debt securities to the extent provided in the Fund's prospectus. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

Bonds rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Service ("S&P") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C by S&P are obligations on which no interest is being paid. For a full description of each debt securities rating, see the Appendix.

Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the

                                        2

PAGE

creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing a Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such credit worthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

DEPOSITARY RECEIPTS. Certain Funds may purchase sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). ADRs are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States ("U.S.") banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts.

In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Funds' investment policies, the Funds' investments in Depositary Receipts will be deemed to be investments in the underlying securities.

DIVERSIFICATION. Each Fund intends to diversify its investments to meet the requirements under Section 5 of the 1940 Act, under Section 851 of the Code relating to regulated investment companies, and under Section 817 of the Code relating to the treatment of variable contracts issued by insurance companies.

As diversified funds under the 1940 Act, each Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if more than 5% of the value of the Fund's assets would be invested in such issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities).

In order to comply with the diversification requirements under section 851 of the Code, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer, and
(ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and each Fund will not own more than 10% of the outstanding voting securities

                                        3

PAGE

of a single issuer. A Fund's investments in U.S. Government Securities are not subject to these limitations.

In order to comply with the Code's diversification requirements under Section 817, each Fund will diversify its investments such that (i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and (iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of Funds investing in obligations of U.S. government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of the above rules.


FOREIGN SECURITIES -- GENERAL. An investor should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. These risks are often heightened for investments in developing markets, including certain Eastern European countries. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations (including, for example, withholding taxes on interest and dividends) or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), foreign investment controls on daily stock movements, default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting and auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of interest and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries therefore may be subject to potentially higher risks than investments in developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the U.S.

Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. There is an increased risk, therefore, of uninsured loss due to lost, stolen or counterfeit stock certificates. In addition, the foreign securities markets of any of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. The Fund may invest in Eastern European countries, which involves special risks that are described under "Investment Objectives and Policies -- Risk Factors" in the SAI.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries.

Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may con-

                                        4

PAGE

tinue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY HEDGING TRANSACTIONS. In order to hedge against foreign currency exchange rate risks, certain Funds may enter into forward foreign currency exchange contracts, purchase put or call options on foreign currencies, or enter into foreign currency futures contracts, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash or liquid securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

As is the case with other kinds of options, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

A Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

FUTURES CONTRACTS. Certain Funds may purchase and sell futures contracts. These may include contracts for future delivery of debt securities (such as U.S. treasury bonds, notes and bills, commercial paper and certificates of deposit) or currencies, and financial futures contracts on interest rates, financial indices or stock indices. (See also "Foreign Currency Hedging Transactions," and "Stock Index Futures Contracts").

As long as required by regulatory authorities, these Funds will limit their use of futures contracts to hedging transactions in order to avoid being a commodity pool. For example, they might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Funds' securities or the price of the


                                        5

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securities which the Funds intend to purchase. The Funds' hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Funds' exposure to interest rate fluctuations, they may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts.

At the time a Fund purchases or sells a futures contract, it is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange or board of trade on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Funds pay or receive cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark-to-market its open futures positions. In addition, the Fund must deposit in a segregated account additional cash or liquid securities to ensure the futures contracts are unleveraged. The value of assets held in the segregated account must be equal to the daily market value of all outstanding futures contracts less any amounts deposited as margin.

Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical off setting futures contract. Other financial futures contracts by their terms call for cash settlements.

ILLIQUID SECURITIES. Generally an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Board has authorized certain Funds to invest in restricted securities where such investment is consistent with the Fund's investment objective and has authorized such securities to be considered to be liquid to the extent the Fund's Investment Manager determines that there is a liquid institutional or other market for such securities for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Board will review any determination by the Fund's Investment Managers to treat a restricted security as liquid on a regular basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Funds' Investment Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

OPTIONS ON SECURITIES OR INDICES. As indicated in the prospectus, certain Funds may write covered call and put options and purchase call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter markets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund may write a call or put option only if the option is "covered". A call option on a security written by the Fund is "covered" if the Fund owns the

                                        6

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underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also "covered" if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian. A put option on a security written by the Fund is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Each Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of its Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded, and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

REVERSE REPURCHASE AGREEMENTS. Certain Funds may enter into reverse repurchase agreements with banks and broker-dealers. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund


                                        7

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to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive dividend payments on these securities.

When effecting reverse repurchase transactions, the Fund will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations with respect to reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such are subject to the investment limitations discussed under "Fundamental Investment Restrictions." These transactions may increase the volatility of a Fund's income or net asset value. The Fund carries the risk that any securities purchased with the proceeds of the transaction will depreciate or not generate enough income to cover the Fund's obligations under the reverse repurchase transaction. These transactions also increase the interest and operating expenses of a fund.

SHORT SALES. Certain Funds may make short sales of securities as indicated in the prospectus. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Each Fund expects to make short sales as a form of hedging to offset potential declines in long positions in similar securities, to maintain portfolio flexibility, and for profit.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STOCK INDEX FUTURES CONTRACTS. Certain Funds may buy and sell index futures contracts with respect to any stock index, and certain Funds may buy or sell futures contracts with respect to any bond index, on a recognized stock exchange or board of trade. These Funds may invest in index futures contracts for hedging purposes only, and not for speculation. A Fund may engage in such transactions only to an extent that the total contract value of the futures contracts do not exceed 20% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock index futures is subject to the ability of the Investment Managers to predict correctly movements in the direction of the stock markets. No assurance can be given that the Investment Managers' judgment in this respect will be correct.

A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock index. For example, the Standard & Poor's Stock Index ("S&P 500 Index" or "Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange ("NYSE"). The S&P 500 Index assigns a relative weighing to the value of one share of each of these 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at


                                        8

PAGE


the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the Index at a specified future date at a contract price of $150 and the Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on the future date, the Fund will lose $2,000 (500 units x loss of $4 per unit).

During or in anticipation of a period of market appreciation, a Fund may enter into a "long hedge" of common stock which it proposes to add to its portfolio by purchasing stock index futures for the purpose of reducing the effective purchase price of such common stock. To the extent that the securities which a Fund proposes to purchase change in value in correlation with the stock index contracted for, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such common stock.

During or in anticipation of a period of market decline, A Fund may "hedge" common stock in its portfolio by selling stock index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

STRUCTURED INVESTMENTS. Included among the issuers of debt securities in which the Funds (except the Money Market Fund) may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which such Funds anticipate investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Certain Funds are permitted to invest in a class of Structured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments. Although a Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of a Fund's assets that may be used for borrowing activities.

Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act. Structured Investments are typically sold in private placement transactions, and there currently is not an active trading market for Structured Investments. To the extent such investments are illiquid, they will be subject to a Fund's restrictions on investments in illiquid securities.


RISK FACTORS
---------------------------------------------------------

Each Fund, except the Money Market Fund, has the right to purchase securities in any foreign country, developed or developing, if they are listed on an exchange, as well as a limited right to purchase such securities if they are unlisted. Investors should consider carefully the risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. A


                                        9

PAGE



Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Although the Funds (except the Money Market Fund) may invest up to 15% of their total assets in unlisted securities or securities with a limited trading market, in the opinion of management such securities do not present a significant liquidity problem.

Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Funds could lose a substantial portion of any investments they have made in the affected countries.

Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Funds' Shareholders.

Certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment of foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of a Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation, including the risk of social unrest associated with periods of hyper-inflation; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a


                                       10

PAGE



Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform program simple minded since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade;
(10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) as defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that a subsequent legal amendment or other fraudulent act may deprive a Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Investment Manager. Further, this also could cause a delay in the sale of Russian companies securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.


The Funds endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investment from one country to another or when proceeds of the sale of Shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source, or impose other taxes with respect to a Fund's investments in securities of issuers of that country.

There is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in those nations.

Each Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which a Fund may invest may also have fixed or managed currencies that are free floating against the U.S. dollar. Further, certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's securities are denominated may have a detrimental impact on the Fund.

                                       11

PAGE


Through each Fund's flexible policy, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where it places a Fund's investments. The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


The Trustees consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The Trustees also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other
Services -- Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Managers, or reckless disregard of the obligations and duties under the Investment Management Agreements, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the Shareholders. No assurance can be given that the Trustees' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.


There are several risks associated with the use of futures contracts and stock index futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.


Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. The Funds which are authorized to engage in futures transactions intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Use of stock index futures for hedging may involve risks because of imperfect correlations between movements in the prices of the stock index futures on the one hand and movements in the prices of the securities being hedged or of the underlying stock index on the other. Successful use of stock index futures by a Fund for hedging purposes also depends upon the Investment Manager's ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

The Funds may enter into a contract for the purchase or sale of a security denominated in a foreign currency and may enter into a forward foreign currency contract ("forward contract") in order to "lock in" the U.S. dollar price of the security. In addition, when an Investment Manager believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against

                                       12

PAGE

another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

INVESTMENT RESTRICTIONS
---------------------------------------------------------

The Funds have imposed upon themselves certain investment restrictions which, together with their investment objectives, are fundamental policies except as otherwise indicated. No changes in a Fund's investment objectives, policies or investment restrictions (except those which are not fundamental policies) can be made without the approval of the Shareholders of that Fund. For this purpose, the provisions of the 1940 Act require the affirmative vote of the lesser of either (a) 67% or more of the Fund's Shares present at a Shareholders' meeting at which the holders of more than 50% of the outstanding Shares are present or represented by proxy or (b) more than 50% of the outstanding Shares of the Fund.

In accordance with these restrictions, a Fund WILL NOT:

 1. Invest in real estate or mortgages on real estate, or purchase or sell commodity contracts, except that (i) the Bond, Asset Allocation, Developing Markets, Growth, Mutual Discovery, Mutual Shares and Small Cap Funds may invest in marketable securities secured by real estate or interests therein, such as CMOs, or issued by companies or investment trusts which invest in real estate or interests therein; and (ii) the Bond, Asset Allocation, Developing Markets, International, Growth, Mutual Discovery, Mutual Shares and Small Cap Funds may purchase and sell foreign currency futures and financial futures; and (iii) the Stock, Asset Allocation, Developing Markets, International, Growth, Mutual Discovery, Mutual Shares and Small Cap Funds may purchase and sell stock index futures contracts; and (iv) Templeton Bond Fund may purchase and sell bond index futures contracts.


 2. With respect to 75% of its total assets, invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities).


 3. Act as an underwriter, or issue senior securities except as set forth in Investment Restriction 5 below.

 4. Lend money, except that all Funds may purchase publicly distributed bonds, debentures, notes and other evidences of indebtedness and may buy from a bank or broker-dealer U.S. Government obligations with a simultaneous agreement by the seller to repurchase them at the original purchase price plus accrued interest, and may lend their portfolio securities.


 5. Borrow money for any purpose other than redeeming its Shares or purchasing its Shares for cancellation, and then only as a temporary measure up to an amount not exceeding 5% of the value of its total assets, except that the Bond, Stock, Asset Allocation, and International Funds may borrow money in amounts up to 30% of the value of its net assets. The Developing Markets, Growth, Mutual Discovery, Mutual Shares and Small Cap Funds may borrow money from banks in an amount up to 33 1/3% of


                                       13

PAGE

    the Fund's total assets (including the amount borrowed), but may not pledge, mortgage or hypothecate its assets for any purpose, except to secure borrowings and then only to an extent not greater than 15% of the Fund's total assets. Arrangements with respect to margin for futures contracts, forward contracts and related options are not deemed to be pledge of assets.

 6. Invest more than 25% of its total assets in a single industry, except that this limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or repurchase agreements on such securities, and Templeton Money Market Fund may invest in obligations issued by domestic banks (including certificates of deposit, repurchase agreements, and bankers' acceptances) without regard to this limitation.

As non-fundamental investment policies, which may be changed by the Board without Shareholder approval, a Fund will not invest more than 15% of its total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange, or more than 15% of its total assets in (a) securities with a limited trading market, (b) securities subject to legal or contractual restrictions as to resale, and (c) repurchase agreements not terminable within seven days.

As a non-fundamental policy, the Growth, Small Cap, Mutual Discovery and Mutual Shares Funds will not purchase or retain securities of any company in which Trustees or officers of the Trust or of a Fund's Investment Manager, individually owning more than 1/2 of 1% of these securities of such company, in the aggregate own more than 5% of the securities of such company.

The Growth Investments Fund will not, as a non-fundamental policy, (i) invest for purposes of control of an issuer, (ii) invest more than 5% in unseasoned issuers, (iii) use margin accounts or (iv) invest more than 10% of its assets in illiquid securities.

The Small Cap Investments Fund will not, as a non-fundamental policy, (i) invest for purposes of control of an issuer, (ii) effect short sales or (iii) invest more than 10% of its assets in illiquid securities.

The Mutual Discovery and Mutual Shares Investments Funds may make short sales, but will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of the Fund's total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. These Funds may also make short sales "against the box" without reference to such limitations. In this type of short sale, at the time of the sale, the Funds own or have the immediate and unconditional right to acquire at no additional cost the identical security.

Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or property. The investment restrictions do not preclude a Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to a Fund by the issuer, unless such purchase would result in a violation of investment restriction number 6, or the non-fundamental investment policies discussed above.

                                       14

PAGE

OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------

The Board of Trustees of the Trust (the "Board") has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Trust under the 1940 Act are indicated by an asterisk (*).


                              Positions and Offices
   Name, Address and Age         with the Trust               Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON             Trustee                     Director, RBC Holdings, Inc. (a bank holding company)
 191 Clapboard Ridge                                      and Bar-S Foods (a meat packing company); director or
 Greenwich, CT 06830                                      trustee, as the case may be, of 50 of the investment
 Age 65                                                   companies in the Franklin Templeton Group of Funds; and
                                                          formerly President, Chief Executive Officer and Chairman
                                                          of the Board, General Host Corporation (nursery and
                                                          craft centers).
------------------------------------------------------------------------------------------------------------------
* NICHOLAS F. BRADY           Trustee                     Chairman, Templeton Emerging Markets Investment Trust
 The Bullitt House                                        PLC, Templeton Latin America Investment Trust PLC, Darby
 102 East Dover Street                                    Overseas Investments, Ltd. And Darby Emerging markets
 Easton, Maryland                                         Investments LDC (investment firms) (1994-present);
 Age 68                                                   Chairman and Director, Templeton Central and Eastern
                                                          European Investment Company; Director, Templeton Global
                                                          Strategy Funds, Amerada Hess Corporation, Christiana
                                                          Companies, and the H.J. Heinz Company; director or
                                                          trustee as the case may be, of 21 of the investment
                                                          companies in the Franklin Templeton Group of Funds; and
                                                          formerly, Secretary of the United States Department of
                                                          Treasury (1988-1993) and Chairman of the Board, Dillon,
                                                          Read & Co., Inc. (investment banking) prior to 1988.
------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO          Trustee                     Member of the law firm of Pitney, Hardin, Kipp & Szuch;
 Park Avenue at Morris                                    director or trustee, as the case may be, of 52 of the
 County                                                   investment companies in the Franklin Templeton Group of
 P.O. Box 1945                                            Funds; and formerly Director, General Host Corporation
 Morristown, NJ 07962-1945                                (nursery and craft centers).
 Age 65
------------------------------------------------------------------------------------------------------------------
 ANDREW H. HINES, JR.         Trustee                     Consultant for the Triangle Consulting Group; Exec-
 150 2nd Avenue N.                                        utive-in-Residence of Eckerd College (1991-present);
 St.Petersburg, FL 33701                                  director or trustee, as the case may be, of 22 of the
 Age 75                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Director, Checkers Driving
                                                          Restaurant, Inc.; Chairman of the Board and Chief
                                                          Executive Officer, Florida Progress Corporation
                                                          (1982-1990) and director of various of its subsidiaries.
------------------------------------------------------------------------------------------------------------------


                                       15

PAGE


                              Positions and Offices
   Name, Address and Age         with the Trust               Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY             Trustee                     Director (1993-present), Amerada Hess Corporation and
 3239 38th Street, N.W.                                   Hercules Incorporated; Director, Beverly Enterprises,
 Washington, DC 20016                                     Inc. (1995-present) and H.J. Heinz Company
 Age 46                                                   (1994-present); director or trustee, as the case may be,
                                                          of 25 of the investment companies in the Franklin
                                                          Templeton Group of Funds; and formerly, chairman
                                                          (1995-1997) and trustee (1993-1997), National Child
                                                          Research Center, assistant to the President of the
                                                          United States and Secretary of the Cabinet (1990-1993),
                                                          general counsel to the United States Treasury Department
                                                          (1989-1990) and counselor to the Secretary and Assistant
                                                          Secretary for Public Affairs and Public
                                                          Liaison -- United States Treasury Department
                                                          (1988-1989).
------------------------------------------------------------------------------------------------------------------
* CHARLES B. JOHNSON          Vice President and          President, Chief Executive Officer and Director,
 777 Mariners Island Blvd.    Trustee                     Franklin Resources, Inc.; Chairman of the Board and
 San Mateo, CA 94404                                      Director, Franklin Advisers, Inc., Franklin Advisory
 Age 65                                                   Services, Inc., Franklin Investment Advisory Services,
                                                          Inc. and Franklin Templeton Distributors, Inc.;
                                                          Director, Franklin/Templeton Investor Services, Inc. and
                                                          Franklin Templeton Services, Inc. officer and/or
                                                          director or trustee, as the case may be, of most of the
                                                          other subsidiaries of Franklin Resources, Inc. and of 51
                                                          of the investment companies in the Franklin Templeton
                                                          Group of Funds; and formerly, Director, General Host
                                                          Corporation (nursery and craft centers).
------------------------------------------------------------------------------------------------------------------
 BETTY P. KRAHMER             Trustee                     Director or Trustee of various civic associations;
 2201 Kentmere Parkway                                    director or trustee, as the case may be, of 21 of the
 Wilmington, Delaware                                     investment companies in the Franklin Templeton Group of
 Age 68                                                   Funds; and formerly, Economic Analyst, U.S. government.
------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN            Trustee                     Chairman, White River Corporation (financial ser-
 8212 Burning Tree Road                                   vices); Director, Fund American Enterprises Holdings,
 Bethesda, MD 20817                                       Inc., MCI Communications Corporation, CCC Information
 Age 69                                                   Services Group, Inc. (information services), MedImmune,
                                                          Inc. (biotechnology), Spacehab, Inc. (aerospace
                                                          services) and Real 3D (software); director or trustee,
                                                          as the case may be, of 50 of the investment companies in
                                                          the Franklin Templeton Group of Funds; and FORMERLY,
                                                          Chairman, Hambrecht and Quist Group, Director, H & Q
                                                          Healthcare Investors and Lockheed Martin Corporation and
                                                          President, National Association of Securities Dealers,
                                                          Inc.
------------------------------------------------------------------------------------------------------------------


                                       16

PAGE


                              Positions and Offices
   Name, Address and Age         with the Trust               Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS             Trustee                     Manager of personal investments (1978-present); director
 2665 NE 37th Drive                                       of various business and nonprofit organizations;
 Fort Lauderdale, FL 33394                                director or trustee, as the case may be, of 22 of the
 Age 69                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Chairman and Chief Executive
                                                          Officer of Landmark Banking Corporation (1969-1978),
                                                          Financial Vice President of Florida Power and Light
                                                          (1965-1969) and Vice President of the Federal Reserve
                                                          Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------
 CHARLES E. JOHNSON           President                   Senior Vice President and Director, Franklin Resources,
 500 East Broward Blvd.                                   Inc.; Senior Vice President, Franklin Templeton
 Fort Lauderdale, FL                                      Distributors, Inc.; President and Director, Templeton
 33394-3091                                               Worldwide, Inc.; President, Chief Executive Officer,
 Age 41                                                   Chief Investment Officer and Director, Franklin
                                                          Institutional Services Corporation; Chairman and
                                                          Director, Templeton Investment Counsel, Inc.; Vice
                                                          President, Franklin Advisers, Inc.; officer and/or
                                                          director of some of the subsidiaries of Franklin
                                                          Resources, Inc.; and officer and/or director or trustee,
                                                          as the case may be, of 35 of the investment companies in
                                                          the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS              Vice President              Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                Resources, Inc.; Executive Vice President and Director,
 San Mateo, CA 94404                                      Franklin Templeton Distributors, Inc. and Franklin
 Age 53                                                   Templeton Services, Inc.; Executive Vice President,
                                                          Franklin Advisers, Inc.; Director, Franklin/Templeton
                                                          Investor Services, Inc.; and officer and/or director or
                                                          trustee, as the case may be, of most of the other
                                                          subsidiaries of Franklin Resources, Inc. and of 54 of
                                                          the investment companies in the Franklin Templeton Group
                                                          of Funds.
------------------------------------------------------------------------------------------------------------------
 MARTIN L. FLANAGAN           Vice President              Senior Vice President and Chief Financial Officer,
 777 Mariners Island Blvd.                                Franklin Resources, Inc.; Executive Vice President and
 San Mateo, CA 94404                                      Director, Templeton Worldwide, Inc.; Executive Vice
 Age 37                                                   President, Chief Operating Officer and Director,
                                                          Templeton Investment Counsel, Inc.; Senior Vice
                                                          President and Treasurer, Franklin Advisers, Inc.;
                                                          Treasurer, Franklin Advisory Services, Inc.; Treasurer
                                                          and Chief Financial Officer, Franklin Investment
                                                          Advisory Services, Inc.; President, Franklin Templeton
                                                          Services, Inc.; Senior Vice President,
                                                          Franklin/Templeton Investor Services, Inc.; and officer
                                                          and/or director or trustee, as the case may be, of 56 of
                                                          the investment companies in the Franklin Templeton Group
                                                          of Funds.
------------------------------------------------------------------------------------------------------------------


                                       17

PAGE


                              Positions and Offices
   Name, Address and Age         with the Trust               Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 SAMUEL J. FORESTER, JR.      Vice President              Vice President of 10 of the investment companies in the
 500 East Broward Blvd.                                   Franklin Templeton Group of Funds; and formerly,
 Fort Lauderdale, Florida                                 President, Templeton Global Bond Managers, a division of
 Age 49                                                   Templeton Investment Counsel, Inc.; founder and partner
                                                          of Forester, Hairston Investment Management (1989-1990),
                                                          Managing Director (Mid-East Region), Merrill Lynch,
                                                          Pierce, Fenner & Smith Inc. (1987-1988) and Advisor for
                                                          Saudi Arabian Monetary Agency (1982-1987).
------------------------------------------------------------------------------------------------------------------
 DEBORAH R. GATZEK            Vice President              Senior Vice President and General Counsel, Franklin
 777 Mariners Island Blvd.                                Resources, Inc.; Senior Vice President, Franklin
 San Mateo, CA 94404                                      Templeton Services, Inc. and Franklin Templeton
 age 49                                                   Distributors, Inc.; Vice President, Franklin Advisers,
                                                          Inc. and Franklin Advisory Services, Inc.; Vice Pres-
                                                          ident, Chief Legal Officer and Chief Operating Officer,
                                                          Franklin Investment Advisory Services, Inc.; and officer
                                                          of 54 of the investment companies in the Franklin
                                                          Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 MARK G. HOLOWESKO            Vice President              President and Chief Investment Officer, Templeton Global
 Lyford Cay                                               Advisors Limited; Executive Vice President and Director,
 Nassau, Bahamas                                          Templeton Worldwide, Inc.; officer of 21 of the
 Age 38                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Investment Administrator with
                                                          RoyWest Trust Corporation (Bahamas) Limited (1984-1985).
------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR.       Vice President              Executive Vice President and Director, Franklin
 777 Mariners Island Blvd.                                Resources, Inc. and Franklin Templeton Distributors,
 San Mateo, CA 94404                                      Inc.; President and Director, Franklin Advisers, Inc.;
 Age 57                                                   Senior Vice President and Director, Franklin Advisory
                                                          Services, Inc. and Franklin Investment Advisory
                                                          Services, Inc.; Director, Franklin/Templeton Investor
                                                          Services, Inc.; and officer and/or director or trustee,
                                                          as the case may be, of most of the other subsidiaries of
                                                          Franklin Resources, Inc. and of 54 of the investment
                                                          companies in the Franklin Templeton Group of Funds.
------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY                  Vice President              Vice President and Treasurer, Templeton Worldwide, Inc.;
 500 East Broward Blvd.                                   Assistant Vice President, Franklin Templeton
 Fort Lauderdale, Florida                                 Distributors, Inc.; officer of 25 of the investment
 Age 57                                                   companies in the Franklin Templeton Group of Funds; and
                                                          formerly, Vice President and Controller, Keystone Group,
                                                          Inc.
------------------------------------------------------------------------------------------------------------------


                                       18

PAGE


                              Positions and Offices
   Name, Address and Age         with the Trust               Principal Occupation During the Past Five Years
------------------------------------------------------------------------------------------------------------------
 ELIZABETH M. KNOBLOCK        Vice President,             General Counsel, Secretary and Senior Vice President,
 500 East Broward Blvd.       Compliance                  Templeton Investment Counsel, Inc.; Senior Vice
 Fort Lauderdale, Florida                                 President, Templeton Global Investors, Inc.; officer of
 Age 43                                                   21 of the investment companies in the Franklin Templeton
                                                          Group of Funds; and formerly, Vice President and
                                                          Associate General Counsel, Kidder Peabody & Co. Inc.
                                                          (1989-1990), Assistant General Counsel, Gruntal & Co.,
                                                          Inc. (1988), Vice President and Associate General
                                                          Counsel, Shearson and Lehman Hutton Inc. (1986-1988),
                                                          and Special Counsel of the Division of Investment
                                                          Management of the U.S. Securities and Exchange
                                                          Commission (1984-1986).
------------------------------------------------------------------------------------------------------------------
 THOMAS LATTA                 Vice President              Vice President, Templeton Global Bond Managers, a
 500 East Broward Blvd.                                   division of Templeton Investment Counsel, Inc., and
 Fort Lauderdale, Florida                                 formerly, Portfolio Manager at Forester & Hairston
 Age 37                                                   (1988-1990) and investment advisor at Merrill Lynch
                                                          Capital Markets (1981-1988).
------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN             Secretary                   Senior Vice President, Templeton Worldwide, Inc.; Senior
 500 East Broward Blvd.                                   Vice President, Templeton Global Investors, Inc.;
 Fort Lauderdale, Florida                                 officer of 21 of the investment companies in the
 Age 50                                                   Franklin Templeton Group of Funds; and formerly, Deputy
                                                          Director of the Division of Investment Management,
                                                          Executive Assistant and Senior Advisor to the Chairman,
                                                          Counselor to the Chairman, Special Counsel and Attorney
                                                          Fellow, U.S. Securities and Exchange Commission
                                                          (1986-1995), Attorney, Roger & Wells, and Judicial
                                                          Clerk, U.S. District Court (District of Massachusetts).
------------------------------------------------------------------------------------------------------------------
 JAMES R. BAIO                Treasurer                   Certified Public Accountant; Treasurer, Franklin Mutual
 500 East Broward Blvd.                                   Advisers, Inc.; Senior Vice President, Templeton
 Fort Lauderdale, FL                                      Worldwide, Inc., Templeton Global Investors, Inc. and
 33394-3091                                               Templeton Funds Trust Company; and officer of 22 of the
 Age 43                                                   investment companies in the Franklin Templeton Group of
                                                          Funds; and formerly, Senior Tax Manager for Ernst &
                                                          Young (certified public accountants) (1977-1989).


--------------------------------------------------------------------------------

* These are Trustees who are "interested persons" of the Trust as that term is defined in the 1940 Act. Charles B. Johnson is an interested person due to his ownership interest in Franklin Resources, Inc. Mr. Brady and Franklin Resources, Inc. are limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and a shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Trustees are not interested persons ("Independent Trustees").

The preceding table also shows the Officers and Trustees who are affiliated with the Trust's Principal Underwriter and Investment Managers.

Nonaffiliated trustees and Mr. Brady are paid an annual retainer and/or fees for attendance at Board and Committee meetings, the amount of which is based on the level of assets in each fund. Accordingly, the Trust currently pays the independent Trustees and Mr. Brady an annual retainer of $6,000.00 and a fee of $500.00 per meeting attended of the Board and its Committees. As shown above, some of the nonaffiliated Trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds.

The following table shows the total fees paid to the nonaffiliated Trustees and Mr. Brady by the Trust

                                       19

PAGE

and by all investment companies in the Franklin Templeton Group of Funds:


                                                                 TOTAL FEES           NUMBER OF BOARDS IN
                                           TOTAL FEES        RECEIVED FROM THE       THE FRANKLIN TEMPLETON
                                          RECEIVED FROM      FRANKLIN TEMPLETON        GROUP OF FUNDS ON
NAME                                       THE TRUST*         GROUP OF FUNDS*         WHICH EACH SERVES**
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton......................       $8,000               $344,642                     50
Nicholas F. Brady.....................        8,000                119,675                     21
S. Joseph Fortunato...................        8,000                361,562                     52
Andrew H. Hines, Jr...................        9,984                144,175                     22
Edith E. Holiday......................        8,000                 72,875                     25
Betty P. Krahmer......................        8,000                119,675                     21
Gordon S. Macklin.....................        8,000                337,292                     50
Fred R. Millsaps......................        8,354                144,175                     22


*  For the fiscal year ended December 31, 1997.
** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 57 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, and paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 1, 1998, the officers and Trustees did not own of record or beneficially any shares of the Trust. Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

Principal Shareholders. Shares of the Fund are sold to and owned only by insurance company separate accounts to serve as the investment vehicle for variable annuity and life insurance contracts.

As of March 31, 1998, there were 10,893,216 Shares of Templeton Money Market Fund outstanding; 2,952,641 Shares of Templeton Bond Fund outstanding; 33,946,400 Shares Class 1 of Templeton Stock Fund outstanding; 900,976 Shares of Class 2 of Templeton Stock Fund outstanding; 34,195,771 Shares of Class 1 of Templeton Asset Allocation Fund outstanding; 533,507 Shares of Class 2 of Templeton Asset Allocation Fund outstanding; 49,213,960 Shares of Class 1 of Templeton International Fund outstanding; 1,186,498 Shares of Class 2 of Templeton International Fund outstanding; 28,648,740 Shares Class 1 of Templeton Developing Markets Fund outstanding; 2,064,094 Shares Class 2 of Templeton Developing Markets Fund outstanding. As of March 31, 1998, Phoenix Home Mutual Life Insurance Company ("Phoenix Home Life") owned 100%, 51%, 43%, 20% and 12%, respectively, of the outstanding Shares of Class 1 of Templeton Money Market Fund, Templeton Bond Fund, Templeton Stock Fund, Templeton Asset Allocation Fund, and Templeton International Fund, respectively. As of March 31, 1998, The Travelers Insurance Company ("The Travelers") owned 56%, 48% and 35%, respectively of the outstanding Shares of Class 1 of Templeton Stock Fund, Templeton Bond Fund and Templeton Asset Allocation Fund, respectively. As of March 31, 1998, the Variable Annuity Life Insurance Company ("VALIC") owned 78% and 44% of the outstanding Shares of Class 1 of Templeton International Fund and Templeton Asset Allocation Fund. As of March 31, 1998, IDS/American Express ("IDS/AMEX"), a Minnesota Corporation, on behalf of the Flexible Portfolio Annuity, owned 90% of the outstanding Shares of Class 1 of Templeton Developing Markets Fund. As of March 31, 1998, Hartford Insurance Group ("Hartford"), owned 5% of the outstanding Shares of Class 1 of Templeton Developing Markets Fund. However, Phoenix Home Life, The Travelers, VALIC and IDS/AMEX will exercise voting rights attributable to these Shares in accordance with voting instructions received by owners of the contracts issued by Phoenix Home Life, The Travelers, VALIC and IDS/AMEX. To this extent, Phoenix Home Life, The Travelers, VALIC and IDS/AMEX do not exercise control over the Trust by virtue of the voting rights from their ownership on Trust Shares. As of March 31, 1998, Phoenix Home Mutual Life Insur-


                                       20

PAGE

ance Company ("Phoenix Home Life") owned 100%, 88%, 69% and 52%, respectively, of the outstanding Shares of Class 2 of Templeton Asset Allocation Fund, Templeton Stock Fund, Templeton International Fund and Templeton Developing Markets Fund, respectively. As of March 31, 1998, CUNA Mutual Life Insurance ("CUNA") owned 36% of the outstanding Shares of Class 2 of the Templeton Developing Markets Fund. As of March 31, 1998, Union Central Life Insurance ("Union") owned 30% and 9% of the outstanding Shares of Class 1 of Templeton International Fund and Templeton Stock Fund. As of March 31, 1998, Minnesota Mutual Life Insurance Company ("MIMLIC") owned 10% of the outstanding Shares of Class 2 of Templeton Developing Markets Fund. To the knowledge of management, as of March 31, 1998, no other person owned of record or beneficially 5% or more of the Shares of any of the Funds.

INVESTMENT MANAGEMENT AND
OTHER SERVICES
---------------------------------------------------------


Investment Managers and Services Provided. The Investment Manager of Money Market Fund and Bond Fund is the Templeton Global Bond Managers division ("TGBM") of Templeton Investment Counsel, Inc. ("TICI"), a Florida corporation with offices in Fort Lauderdale, Florida. The Investment Manager of Asset Allocation Fund, Stock Fund, and International Fund is TICI. The Investment Manager of Developing Markets Fund is Templeton Asset Management Ltd. ("Templeton Singapore"). The Investment Manager of Growth Fund and Small Cap Fund is Franklin Advisers, Inc. ("Advisers"). The Investment Manager of Mutual Discovery Fund and Mutual Shares Fund is Franklin Mutual Advisers, Inc. ("Mutual Advisers"). The Investment Managers are indirect wholly owned subsidiaries of Franklin Resources, Inc. ("Resources"), a publicly traded company whose shares are listed on the NYSE.

The Investment Managers provide investment research and portfolio management services, including the selection of securities for the Funds to buy, hold or sell, and the selection of brokers through whom the Fund's portfolio transactions are executed. Their activities are subject to the review and supervision of the Board to whom they render periodic reports of the Funds' investment activities. The Investment Managers are covered by fidelity insurance on their officers, directors and employees for the protection of the Funds.

The Investment Managers also provide management services to numerous other investment companies or funds and accounts pursuant to management agreements with each fund or account. The Investment Managers may give advice and take action with respect to any of the other funds and accounts they manage, or for their own accounts, which may differ from the action taken by an Investment Manager on behalf of a Fund. Similarly, with respect to a Fund, an Investment Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Investment Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund or accounts.

The Investment Managers are not obligated to refrain from investing in securities held by a Fund or other funds which they manage or administer. Of course, any transactions for the accounts of the investment Managers and other access persons will be made in compliance with the Trust's Code of Ethics as described in the section "Brokerage Allocation -- Summary of Code of Ethics." The Investment Management Agreements will continue in effect through February 1998 and from year to year thereafter subject to approval annually by the Board or by vote of a majority of the outstanding Shares of each Fund (as defined in the 1940 Act) and also, in either event, the approval of a majority of those Trustees who are not parties to the Management Agreements or interested persons of any such party in person at a meeting called for the purpose of voting on such approval.

Management Fees. For its services, Money Market Fund pays its Investment Manager a monthly fee equal on an annual basis to 0.35% of its average daily net assets up to $200 million; reduced to 0.30% of such net assets from $200 million up to $1.3 billion; and further reduced to 0.25% of such net assets in excess of $1.3 billion.

Bond Fund pays its Investment Manager a monthly fee equal on an annual basis to 0.50% of its average daily net assets up to $200 million; reduced to 0.45% of such net assets from $200 million up to $1.3 billion; and further reduced to 0.40% of such net assets in excess of $1.3 billion.

Asset Allocation Fund pays its Investment Manager a monthly fee equal on an annual basis to 0.65% of its average daily net assets up to $200 million; reduced to 0.585% of such net assets from $200 million up to $1.3 billion; and further reduced to 0.52% of such net assets in excess of $1.3 billion.


                                       21

PAGE


Stock and International Funds pay their Investment Manager a monthly fee equal on an annual basis to 0.75% of its average daily net assets up to $200 million; reduced to 0.675% of such net assets from $200 million up to $1.3 billion; and further reduced to 0.60% of such net assets in excess of $1.3 billion.

Developing Markets Fund pays its Investment Manager a monthly fee equal on an annual basis to 1.25% of its average daily net assets.

The Growth Fund is obligated to pay Advisers a monthly fee, based upon the Fund's average daily net assets, computed at the annual rate of 0.60% of average daily net assets on the first $200 million of average daily net assets; 0.50% of such assets in excess of $200 million up to $1.2 billion; and 0.40% of such assets in excess of $1.2 billion.

The Small Cap Fund is obligated to pay Advisers a monthly fee, based on the Fund's average daily net assets, computed at the annual rate of 0.75% of average daily net assets on the first $200 million of average daily net assets; 0.65% of such assets in excess of $200 million up to $1.2 billion of average daily net assets; and 0.55% of such assets in excess of $1.2 billion.

The Mutual Discovery Fund and Mutual Shares Fund are obligated to pay Franklin Mutual a monthly fee, based upon each Fund's average daily net assets, computed at the annual rate of 0.80% and 0.60%, respectively of average daily net assets.

During the fiscal years ended December 31, 1997, 1996 and 1995, the Funds paid the following investment management fees:


      FUND NAME           1997         1996         1995
-----------------------------------------------------------
Money Market Fund....  $   48,465   $   55,132   $   74,375
Bond Fund............     164,371      162,273      156,062
Stock Fund...........   4,629,013    2,627,573    2,102,259
Asset Allocation
  Fund...............   3,834,087    2,245,898    1,662,023
International Fund...   5,356,048    2,445,202    1,222,834
Developing Markets
  Fund...............   1,859,449      293,918           NA



The Investment Managers may determine in advance to limit the management fees or to assume responsibility for the payment of certain operating expenses relating to the operation of any Fund, which may have the effect of decreasing the total expenses and increasing the total return of such Fund. Any such action is voluntary and may be terminated by the Investment Managers at any time unless otherwise indicated.

For the fiscal year ended December 31, 1996, management fees for the Developing Markets Fund, before any advance waiver, totaled $313,283. Under an agreement by the Investment Manager to limit its fees, the Fund paid management fees totaling $293,918.

FUND ADMINISTRATOR. Templeton Funds Annuity Company ("TFAC") performs certain administrative functions as Fund Administrator for the Trust. These include preparing and maintaining books, records and tax and financial reports, and monitoring compliance with regulatory requirements. TFAC is a wholly owned and subsidiary of Resources.

For its services, the Fund Administrator receives a monthly fee equal on an annual basis to 0.15% of the combined average daily net assets of the Trust (all Funds); reduced to 0.135% of the Trust's aggregate net assets in excess of $200 million; further reduced to 0.10% annually of such net assets in excess of $700 million; and further reduced to 0.075% annually of such net assets in excess of $1.2 billion. The fee is allocated among the Funds according to their respective average daily net assets. During the fiscal years ended December 31, 1997, 1996, and 1995, the Fund Administrator received fees of $2,426,200, $1,801,632 and $1,380,760, respectively.

CUSTODIAN. The Chase Manhattan Bank, N.A. serves as Custodian of the Trust's assets, which are maintained at the Custodian's principal office, MetroTech Center, Brooklyn, New York, New York 11245 and at the offices of its branches and agencies throughout the world. The Custodian has entered into agreements with foreign sub-custodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Growth and Small Cap Funds. The Custodians, their branches and sub-custodians, generally domestically and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities. Compensation for the services of the Custodian is based on a schedule of charges agreed on from time to time. The Custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

LEGAL COUNSEL. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is legal counsel for the Trust.


                                       22

PAGE


INDEPENDENT AUDITORS. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017 are the independent auditors for the Trust. During the fiscal year ended December 31, 1997, their audit services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997, and review of the Trust's filing with the SEC.


REPORTS TO SHAREHOLDERS. The Trust's fiscal year ends on December 31. Shareholders are provided at least semiannually with reports showing the Funds' portfolios and other information, including an annual report with financial statements audited by independent accountants. Shareholders who would like to receive an interim quarterly report may phone the Fund Information Department at 1-800/DIAL BEN.

BROKERAGE ALLOCATION
---------------------------------------------------------


The Investment Managers select brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreements and any directions that the Board may give.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the Investment Managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the Investment Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit a Fund. They must, however, be of value to the Investment Managers in carrying out their overall responsibilities to their clients.

Since most purchases by certain of the Portfolios are principal transactions at net prices, these Portfolios incur little or no brokerage costs. The Portfolios deal directly with the selling or buying principal or market maker without incurring charges for the services of a broker on their behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchase of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Portfolios seek to obtain prompt execution of orders at the most favorable net price. Transaction may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services the Investment Managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If a Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of

                                       23

PAGE

broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the Investment Managers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to a Fund.

During the fiscal years ended December 31, 1997, 1996 and 1995, the Trust paid brokerage commissions totaling $3,895,650, $2,594,403, and $1,525,000, respectively.

The following table identifies each Fund which held securities of its regular brokers or dealers during 1997, the names of each such broker or dealer, and the value, if any, of such securities held by each Fund as of December 31, 1997.


                                                  VALUE ON
        FUND           REGULAR BROKER OR DEALER   12/31/97
------------------------------------------------------------
Asset Allocation
  Fund...............  Credit Suisse Group       $ 2,357,952
                       HSBC Holdings, PLC        $ 5,777,571
                       Jardine Matheson          $ 1,126,080
                       Holdings, Ltd.
                       Morgan Stanley, Dean      $ 8,831,265
                       Witter Discover & Co.
                       Peregrine Investments     $   248,464
                       Holdings, Ltd.
Developing
  Markets Fund.......  HSBC Holdings, PLC        $ 2,602,865
                       Jardine Matheson          $    44,120
                       Holdings, Ltd.
International
  Fund...............  Credit Suisse Group       $ 1,546,198
                       HSBC Holdings, PLC        $ 8,824,106
                       Jardine Matheson          $ 2,924,687
                       Holdings, Ltd.
                       Peregrine Investments     $   853,142
                       Holdings Ltd.
Stock Fund...........  Credit Suisse Group       $ 6,184,791
                       Deutsche Bank, AG         $ 8,950,750
                       HSBC Holdings, PLC        $11,499,980
                       Jardine Matheson          $ 2,679,382
                       Holdings, Ltd.
                       Morgan Stanley, Dean      $ 7,328,045
                       Witter Discover & Co.



Portfolio Turnover. It is anticipated that the rate of portfolio turnover as defined above for Stock, Asset Allocation, International and Developing Markets Funds will be less than 50%, and for the Bond, Mutual Discovery, Mutual Shares, Small Cap and the Growth Funds less than 100%, under normal market conditions. Portfolio turnover could be greater in periods of unusual market movement and volatility. Bond Fund's portfolio turnover rates for the fiscal years ended December 31, 1997 and 1996 were 154.23% and 141.19%, respectively. These rates exceed the anticipated portfolio turnover rate for the Fund as a result of changing interest rates and currency exposure considerations.


                                       24

PAGE


Summary of Code of Ethics. Employees of Resources and/or its affiliates who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations and statements must be sent to a compliance officer; (iii) all brokerage accounts must be disclosed on an annual basis; and, (iv) access persons involved in preparing and making investment decisions must, in addition to (i), (ii) and (iii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a portfolio or other client.


PURCHASE, REDEMPTION AND
PRICING OF SHARES
---------------------------------------------------------


The Prospectus describes the manner in which a Fund's Shares may be purchased and redeemed. See "How to Buy Shares of the Funds" and "How to Sell Shares of the Funds." Net asset value per Share is calculated separately for each Fund. Net Asset Value per Share is determined as of the close of the NYSE (normally 4:00 p.m., New York time) every Monday through Friday (exclusive of national business holidays). The Trust's offices will be closed, and net asset value will not be calculated, on those days on which the NYSE is closed. As of the date of this SAI, the fund is informed that the NYSE observes the following holidays:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

MONEY MARKET FUND. The valuation of the Money Market Fund's portfolio securities, including any securities held in a separate account maintained for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates.

The Fund's use of amortized cost, which helps the Fund maintain its Net Asset Value per share of $1, is permitted by a rule adopted by the SEC. Under this rule, the Fund must adhere to certain conditions. The Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and only buy instruments having remaining maturities of 397 calendar days or less. The Fund must also invest only in those U.S. dollar-denominated securities that the Board determines present minimal credit risks and that are rated in one of the two highest rating categories by nationally recognized rating services, or if unrated are deemed comparable in quality, or are instruments issued by an issuer that, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, has received a rating within the two highest rating categories. Securities subject to floating or variable interest rates with demand features that comply with applicable SEC rules may have stated maturities in excess of one year.

The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Fund's holdings by the Board, at such intervals as it may deem appropriate, to determine if the Fund's Net Asset Value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the Board. If a deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. If the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to real-

                                       25

PAGE

ize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a Net Asset Value per share by using available market quotations.

The Net Asset Value per share of each Fund except the Money Market Fund is calculated as follows: the aggregate of all liabilities, including, without limitation, the current market value of any outstanding options written by a Fund, if any, accrued expenses and taxes and any necessary reserves, is deducted from total gross value of all assets, and the difference is divided by the number of shares of that Fund outstanding at the time. For the purpose of determining the aggregate net assets of each Fund (except the Money Market
Fund), cash and receivables are valued at their realizable amounts, interest is recorded as accrued, and dividends are recorded on the ex-dividend date.

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange prior to the time when the assets are valued. Lacking any sales that day or if the last sales price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value. If a Fund should have an open position to a security, the valuation of the contract will be within the range of the bid and ask prices.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the net asset value of each Fund. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market Instruments is substantially completed each day at various times prior to the close of the Exchange. The value of securities used in computing the net asset value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the net asset value of each class. If events materially affecting the values of these securities occur during this period, then the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, a Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

REDEMPTIONS IN KIND. Redemption proceeds are normally paid in cash; however each Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with rules of the SEC. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's Net Asset Value. If Shares are redeemed in kind, the redeeming Shareholder might incur brokerage costs in converting the assets into cash. Each Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one Shareholder.

CLASS 2 DISTRIBUTION PLANS
---------------------------------------------------------

Each Fund, except the Money Market Fund, has two classes of shares, Class 1 and Class 2. Each


                                       26

PAGE


Class 2 of the Trust has adopted a distribution plan or "Rule 12b-1" Plan ("Plan") pursuant to rule 12b-1 of the 1940 Act. Under the Plans, each Fund offering Class 2 shares, except the Bond Fund, may pay up to a maximum of 0.25% per year of the average daily net assets attributable to their respective Class 2 shares. Under the Bond Fund's Class 2 Plan, the Fund may pay up to a maximum of 0.15% per year of the average daily net assets attributable to its Class 2 shares. These fees may be used to compensate the Trust's distributor, Franklin/Templeton Distributors, Inc. ("Distributors"), the Insurance Companies or others for distribution and related services and as a servicing fee.

The terms and provisions of the Plans, including terms and provisions relating to required reports, term, and approval, are consistent with Rule 12b-1. In no event shall the aggregate asset-based sales charges, which include payments made under each Plan, exceed the amount permitted to be paid under the rules of the National Association of Securities Dealers, Inc.

Each Plan has been approved in accordance with the provisions of Rule 12b-1. The Plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The Plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of a management agreement with an Investment Manager, or by vote of a majority of the outstanding shares of the class. Distributors, the Insurance Companies or others may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.


A Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.


For the fiscal year ended December 31, 1997, the total amounts paid by each Fund pursuant to the Plans, which were used by Distributors as payment to Insurance Companies for providing administrative and other services, as defined in the Plans, on each Fund's Class 2 shares, were as follows:


FUND                              DOLLAR AMOUNT
-----------------------------------------------
Stock Fund -- Class 2.................  $14,095
International Fund -- Class 2.........   13,723
Developing Markets Fund -- Class 2....   10,514
Asset Allocation Fund -- Class 2......    8,750


TAX STATUS
---------------------------------------------------------


Money Market Fund intends to declare dividends daily and to pay dividends monthly. All other Funds normally intend to pay an annual dividend representing substantially all of their net investment income and to distribute annually any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and as described in the prospectus, each Fund intends to qualify as a regulated investment company under the Code. The status of the Funds as regulated investment companies does not involve government supervision or management of their investment practices or policies. As a regulated investment company, each Fund will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its Separate Account Shareholders.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax unless the exception described below applies. To avoid the tax if it otherwise applies, a Fund must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its

                                       27

PAGE

distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of the calendar if it is declared by a Fund during October, November, or December of that year to Shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders (a Separate Account) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The excise tax provisions described above will not apply in a given calendar year to a Fund if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable contracts. (For this purpose, any shares of a regulated investment company attributable to an investment not exceeding $250,000 made in connection with the organization of the company is not taken into account.) Accordingly, if this condition regarding the ownership of Shares of each of the Funds is met, the excise tax will be in applicable to that Fund even if the calendar year distribution requirement is not met.


The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund itself may be subject to tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares.

Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Income received by a Fund from sources within a foreign country may be subject to withholding taxes and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debts securities denominated in a foreign currency and on disposition of certain financial contracts and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its Shareholders as ordinary income.


                                       28

PAGE

Debt securities purchased by a Fund may be treated for federal income tax purposes as having original issue discount.

Original issue discount essentially represents interest for federal income tax purposes and can be defined generally as the excess of the stated redemption price at maturity over the issue price. Original issue discount, whether or not any income is actually received by a Fund, is treated for U.S. federal income tax purposes as ordinary income earned by the Fund, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued but unpaid interest.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.


Certain options, futures contracts and forward contracts in which the Stock, Bond, Asset Allocation, Developing Markets and International Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60-40"), except for certain foreign currency gains and losses which will be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.


The hedging transactions undertaken by certain of the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund oppositions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The requirements under the Code relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund may engage in futures and forward currency contracts.

Distributions of any net investment income and of any net realized short term capital gains are treated as ordinary income for tax purposes in the hands of the Separate Account Shareholder. The excess of any net long-term capital gains over net short-term capital losses will, to the extent distributed and designated by the distributing Fund as a capital gain dividend, be treated as long-term capital gains in the hands of the Shareholder regardless of the length of time a Separate Account may have held the Shares.

Reference is made to the prospectus for the applicable Contract for information regarding the federal income tax treatment of distributions to owners of contracts.


DESCRIPTION OF SHARES
---------------------------------------------------------

The Shares of each Fund have the same preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows: all consideration received from

                                       29

PAGE

the sale of Shares of a Fund, together with all income, earnings, profits and proceeds thereof, belongs to that Fund and is charged with liabilities in respect to that Fund and of that Fund's part of general liabilities of the Trust in the proportion that the total net assets of the Fund bear to the total net assets of all Funds. In addition, Class 2 Shares of each Fund offering Class 2 Shares will bear the expense of the Class 2 Distribution plan as it applies to each Fund. The net asset value of a Share of a class of a Fund is based on the assets belonging to that Fund less the liabilities charged to that class of the Fund, and dividends are paid on Shares of a class of a Fund only out of lawfully available assets belonging to that class of the Fund. In the event of liquidation or dissolution of the Trust, the Shareholders of each Fund will be entitled, out of assets of the Fund available for distributions, to the assets belonging to that particular Fund.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which, under the terms of the Declaration of Trust, are binding only on the property of the Trust, which, under the terms of the Declaration of Trust, are binding only on the property of the Trust. The Declaration of the Trust provides for indemnification out of Trust property for all loss and expense of any Shareholder held personally liable for the obligations of the Trust. The risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote.

PERFORMANCE INFORMATION
---------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation be accompanied by certain standardized performance information computed as required by the SEC. On May 1, 1997, each Fund (except the Money Fund) began offering Class 2 shares and renamed its existing shares as Class 1 shares. Any Class 2 performance shown for the periods prior to May 1, 1997 represents the historical results of Class 1 Shares. Performance of Class 2 shares for the periods after May 1, 1997 reflects Class 2's higher annual fees and expenses resulting from its Rule 12b-1 plan. Historical performance data for Class 2 will generally not be restated to include 12b-1 fees, although the Trust may restate these figures consistent with SEC rules. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to Shareholders only for the limited historical period used.

The Trust may, from time to time, include the yield of Templeton Money Market Fund or the total return of all other Funds in advertisements or reports to Shareholders or prospective investors. Performance information for the Funds will not be advertised unless accompanied by legally required comparable performance information for a separate account to which the Funds offer their Shares.

CURRENT YIELD. Current yield shows the income per share earned by the Money Market Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by (365/7). The Templeton Money Market Fund's current yield for the seven day period ended December 31, 1997 was 5.27%.


Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return for periods in excess of one year or the total return for periods less than one year of a hypothetical investment in the Funds over periods of one, five, or ten years (up to the life of a Fund) calculated pursuant to the following formula:

                                       30

PAGE

                                P (1+T)(n) = ERV

where:

P     =   a hypothetical initial payment of
          $1,000
T     =   average annual total return
n     =   number of years
ERV   =   ending redeemable value of a
          hypothetical $1,000 payment made at
          the beginning of each period at the
          end of each period

All total return figures reflect the deduction of the maximum initial sales charge and deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The following table shows the average annual total returns for each Fund, excluding the Templeton Money Market Fund, for the indicated periods ended December 31, 1997:


                                                                                 SINCE      INCEPTION
                    FUND                         1-YEAR    3-YEAR    5-YEAR    INCEPTION      DATE
-----------------------------------------------------------------------------------------------------
Bond Fund -- Class 1.........................      2.51%    8.84%     6.45%       7.40%     08/24/88
Stock Fund -- Class 1........................     11.88%   19.73%    17.60%      13.30%     08/24/88
Stock Fund -- Class 2........................     11.69%   19.63%    17.55%      13.28%     08/24/88*
Asset Allocation Fund -- Class 1.............     15.52%   18.94%    15.55%      12.64%     08/24/88
Asset Allocation Fund -- Class 2.............     15.37%   18.88%    15.52%      12.63%     08/24/88*
International Fund -- Class 1................     13.95%   17.84%    18.70%      15.04%     05/01/92
International Fund -- Class 2................     13.73%   17.76%    18.66%      15.01%     05/01/92*
Developing Markets -- Class 1................    -29.22%                        -19.78%     03/04/96
Developing Markets -- Class 2................    -29.33%                        -19.85%     03/04/96*



Because Class 2 shares were not offered until May 1, 1997, performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance of Class 2 shares for periods after May 1, 1997 reflect Class 2's higher annual fees and expenses resulting from its rule 12b-1 plan. Maximum annual plan expenses are 0.25%, except for the Bond Fund which is 0.15%.


Performance information for a Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Quotations of yield or total return for a Fund will not take into account charges and deductions against any separate account to which the Funds' Shares are sold or charges and deductions against variable insurance contracts, although comparable performance information for a separate account will take such charges into account. Performance information for a Fund reflects only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

From time to time, each Fund and the Investment Managers may also refer to the following information:

 (1) The Investment Managers' and their affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

 (2) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital International(R) or a similar financial organization.

 (3) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International(R) or a similar financial organization.


 (4) The geographic and industry distribution of the Fund's portfolio and the Fund's top ten holdings.


                                       31

PAGE

 (5) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

 (6) To assist investors in understanding the different returns and risk characteristics of various investments, the Fund may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

 (7) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

 (8) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

 (9) Allegorical stories illustrating the importance of persistent long-term investing.

(10) The Fund's portfolio turnover rate and its ranking relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(11) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.


(12) The number of Shareholders in the Fund or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.


(13) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(14) Quotations from the Templeton organization's founder, Sir John Templeton,** advocating the virtues of diversification and long-term investing, including the following:

      - "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

      - "Diversify by company, by industry and by country."

      - "Always maintain a long-term perspective."

      - "Invest for maximum total real return."

      - "Invest -- don't trade or speculate."

      - "Remain flexible and open-minded about types of investment."

      - "Buy low."

      - "When buying stocks, search for bargains among quality stocks."

      - "Buy value, not market trends or the economic outlook."

      - "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

      - "Do your homework or hire wise experts to help you."

      - "Aggressively monitor your investments."

      - "Don't panic."

      - "Learn from your mistakes."

      - "Outperforming the market is a difficult task."

      - "An investor who has all the answers doesn't even understand all the questions."

      - "There's no free lunch."

      - "And now the last principle: Do not be fearful or negative too often."

FINANCIAL STATEMENTS
---------------------------------------------------------

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended December 31, 1997, including the auditors' report, are incorporated herein by reference.


** Sir John Templeton sold the Templeton organization to Resources in October 1992 and resigned from the Trust's Board on April 15, 1995. He is no longer involved with the investment management process.


                                       32